Exhibit 99.1

SVM Machining, Inc. Secures ITAR Registration, Enabling Entry into U.S. Defense Manufacturing Contracts

NEWPORT BEACH, Calif., March 24, 2026 (GLOBE NEWSWIRE) -- PMGC Holdings Inc. (NASDAQ: PMGC) (“PMGC” or the “Company”), a diversified public holding company executing a targeted roll-up strategy in U.S.-based manufacturing, is pleased to announce that its wholly owned subsidiary, SVM Machining, Inc. dba Silicon Valley Manufacturing (“SVM”), has completed International Traffic in Arms Regulations (“ITAR”) registration and is in compliance with ITAR. The ITAR is administered by the U.S. State Department’s Directorate of Defense Trade Controls, which controls the export and import of defense articles and services.

The Company believes this completed ITAR registration will further enable SVM to pursue defense and aerospace programs that require compliance with U.S. export-control standards. Also, the Company believes this milestone enhances SVM’s eligibility as a qualified supplier to Tier 1 defense contractors and aerospace original equipment manufacturers. The registration supports the Company’s broader strategy to expand into high-value, defense-related manufacturing.

About SVM Machining, Inc.

SVM Machining, Inc. dba Silicon Valley Manufacturing is a California-based ISO 9001:2015 Certified precision CNC machining and manufacturing services company that produces high-quality, engineered components for a diverse set of mission-critical industries, including medical technology, aerospace, semiconductor, biotech & pharmaceutical, and transportation. Known for its technical expertise, quality systems, and ability to deliver complex parts with precision tolerances, SVM supports original equipment manufacturers and advanced technology customers with reliable and responsive production capacity. For more information, please visit https://svmfg.com.

About PMGC Holdings Inc.

PMGC Holdings Inc. is a diversified holding company that manages and grows its portfolio through strategic acquisitions, investments, and development across various industries. We are committed to exploring opportunities in multiple sectors to maximize growth and value. For more information, please visit https://www.pmgcholdings.com.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “believes,” “expects,” “plans,” “potential,” “would” and “future” or similar expressions such as “look forward” are intended to identify forward-looking statements. Forward-looking statements are made as of the date of this press release and are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, activities of regulators and future regulations and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results. Therefore, you should not rely on any of these forward-looking statements. These and other risks are described more fully in PMGC’s filings with the United States Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 28, 2025, and its other documents subsequently filed with or furnished to the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

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IR@pmgcholdings.com